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                          [DORSEY & WHITNEY  LETTERHEAD]






Piper Institutional Funds Inc.
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402



Dear Sir/Madam:

     Reference is made to the Registration Statement on Form N-1A (File No. 33-53718) which you have filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 for the purpose of registering for sale by Piper Institutional Funds Inc. (the "Company") an indefinite number of the Company's Common Shares, par value $.01 per share (the "Shares").

     We are familiar with the proceedings to date with respect to the proposed sale of the Shares by the Company and have examined such records, documents and matters of law and have satisfied ourselves as to such matters of fact as we consider relevant for the purposes of this opinion.

     We are of the opinion that:

     (1) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Minnesota.

     (2) The Shares to be sold by the Company will be duly and validly issued, fully paid and nonassessable when issued and sold upon the terms and in the manner set forth in said Registration Statement of the Company.

     We consent to the use of this opinion as an exhibit to the Registration Statement.

Dated:  January 14, 1993

                                                  Very truly yours,

                                                  /s/ Dorsey & Whitney